                                                                   Exhibit 10.34

                              McKESSON HBOC, INC.
                               SECOND AMENDMENT
                              TO CREDIT AGREEMENT

          This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of December 1, 1999 and entered into by and among McKesson HBOC, Inc. (formerly known as McKesson Corporation), a Delaware corporation ("Company"), Medis Health and Pharmaceutical Services Inc., an Ontario corporation ("Medis" and, together with Company, the "Borrowers"), the financial institutions listed on the signature pages hereof ("Banks"), Bank of America Canada, as administrative agent with respect to Facility A Canadian Loans and the Bankers' Acceptance Facility, The Chase Manhattan Bank, as a documentation agent for the Banks, First Union National Bank, as a documentation agent for the Banks, Bank One, N.A., as a documentation agent for the Banks, and Bank of America, N.A. (as successor to Bank of America National Trust and Savings Association), as administrative agent for the Banks ("Administrative Agent"), and is made with reference to that certain Credit Agreement dated as of November 10, 1998, as amended to the date hereof (as so amended, the "Credit Agreement"), by and among the parties hereto. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                   RECITALS

          WHEREAS, Company and Banks desire to amend the Credit Agreement to modify certain provisions of the Credit Agreement to account for the fact that the Company has terminated the Facility B Commitments and has replaced the Facility B Commitments with a separate 364-day facility credit agreement;

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.  AMENDMENTS TO THE CREDIT AGREEMENT

1.1  Amendments to Article I:  Provisions Relating to Defined Terms
     --------------------------------------------------------------

          A. Section 1.1 of the Credit Agreement is hereby amended by adding thereto the following definition, which shall be inserted in proper alphabetical order:

          "October 1999 Credit Agreement" means that certain Credit Agreement dated as of October 22, 1999, by and among the Company, Bank of America, N.A., as administrative agent, the Chase Manhattan Bank, as a documentation agent, First Union National Bank, as a documentation agent, Bank One, N.A., as a documentation agent, Morgan Guaranty Trust Company, as a documentation agent, and the financial institutions on the signature pages thereof, as amended from time to time.

          B. Section 1.1 of the Credit Agreement is hereby further amended by deleting, in the definition of the term "Applicable Margin", the paragraph below the table which begins "The margin set forth..." and substituting in place of such paragraph the following:

               "The margin set forth above for any Applicable Rating Level on a given date shall be increased by fifteen (15.0) basis points if, on such date, the sum of (a) the Total Utilization of Facility A Commitments (as defined herein) existing on such date and (b) outstanding Loans (as such term is defined in the October 1999 Credit Agreement) on such date, exceeds 30% of the sum of (x) the aggregate of the Facility A Commitments (as defined herein) existing on such date and (y) the aggregate of the Commitments (as such term is defined in the October 1999 Credit Agreement) existing on such date."

1.2  Amendments to Article II: Amounts and Terms of Commitments and Loans
     --------------------------------------------------------------------

          A. Section 2.14 of the Credit Agreement is hereby amended by deleting clauses (v) and (vi) and the proviso following clause (vi) and substituting the following therefor:

               "(v) the total Facility A Commitments, following such increase, shall not exceed $700,000,000; and

               "(vi) the sum of (A) all increases in Facility A Commitments pursuant to this Section 2.14 and (B) all increases in commitments under the October 1999 Credit Agreement pursuant to Section 2.14 thereof, shall not exceed $300,000,000."

1.3  Modification of Schedules
     -------------------------

          A.   Schedule 2.1: Commitments; Affiliate Banks. Schedule 2.1 to the
                                                           ------------
Credit Agreement is hereby amended by deleting Part B of said Schedule 2.1 in
                                                              ------------
its entirety and substituting in place thereof a new Part B of Schedule 2.1 in
                                                               ------------
the form of Annex A to this Amendment.
            -------

Section 2.  CONDITIONS TO EFFECTIVENESS

          This Amendment shall become effective upon the execution of a counterpart hereof by Company, Medis, Administrative Agent, Canadian Administrative Agent and Banks and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof (the date of satisfaction of such condition being referred to herein as the "Second Amendment Effective Date"), with Company and Medis delivering executed copies of this Amendment to Banks (or to Administrative Agent for Banks with sufficient originally executed copies, where appropriate, for each Bank and its counsel).

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Section 3.  COMPANY'S REPRESENTATIONS AND WARRANTIES

          In order to induce Banks to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Bank that the following statements are true, correct and complete:

          A. Due Incorporation, Valid Existence and Good Standing; Corporate Power and Authority. Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").

          B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company.

          C. No Conflict. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Banks), or
(iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

          D. Governmental Consents. The execution and delivery by Company of this amendment and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

          E. Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by Company and are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          F. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

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Section 4.  MISCELLANEOUS

          A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

     (i) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

     (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Bank under, the Credit Agreement or any of the other Loan Documents.

           B. Fees and Expenses. Each of Company acknowledges that all costs, fees and expenses as described in subsection 11.4 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

           C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

           D. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA (INCLUDING WITHOUT LIMITATION SECTION 1646.5 OF THE CIVIL CODE OF THE STATE OF CALIFORNIA), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

           E. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                         McKESSON HBOC, INC.


                         By:       /s/ Nicholas A. Loiacono
                             ----------------------------------
                           Name:  Nicholas A. Loiacono
                           Title: Vice President, Finance and Treasurer



                         By:       /s/ Lincoln K. Walworth
                             ----------------------------------
                           Name:  Lincoln K. Walworth
                           Title: Assistant Treasurer


                         MEDIS HEALTH AND PHARMACEUTICAL
                         SERVICES INC.


                         By:       /s/ Nicholas A. Loiacono
                             -----------------------------------
                           Name:  Nicholas A. Loiacono
                           Title: Vice President

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                         BANK OF AMERICA, N.A., as Agent


                         By:     /s/ Gina Meador
                             ---------------------------------
                           Name:  Gina Meador
                           Title: Vice President



                         BANK OF AMERICA, N.A., as a Bank


                         By:     /s/ Vanessa Sheh Meyer
                             ---------------------------------
                           Name:  Vanessa Sheh Meyer
                           Title: Managing Director

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                         BANK OF AMERICA CANADA, as Canadian
                         Administrative Agent and as a Bank


                         By: /s/ Richard J. Hall
                             ----------------------------------
                          Name:  Richard J. Hall
                          Title: Vice President

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                         THE CHASE MANHATTAN BANK, as
                         documentation agent and as a Bank


                         By: /s/ Leonard Weiner
                             ------------------------------------
                          Name:  Leonard Weiner
                          Title: Managing Director

                         BANK ONE, N.A., as documentation agent and as a Bank


                         By: /s/ Mark A. Isley
                             --------------------------------
                          Name:  Mark A. Isley
                          Title: First Vice President

                         ABN AMRO BANK N.V., as managing agent and as a Bank

                         By: /s/ Gina M. Brusatori
                             -----------------------------------
                          Name   Gina M. Brusatori
                          Title: Group Vice President


                         By: /s/ Amanda C. Cox
                             -----------------------------------
                          Name:  Amanda C. Cox
                          Title: Vice President

                         FIRST UNION NATIIONAL BANK, as documentation
                         Agent and as a Bank


                         By: /s/ John Reid
                             ----------------------------------------
                          Name:  John Reid
                          Title: Vice President

                         MELLON BANK, N.A., as managing agent and as a Bank


                         By: /s/ Lawrence C. Ivey
                             ----------------------------------------
                          Name:  Lawrence C. Ivey
                          Title: Vice President

                         TORONTO DOMINION (TEXAS), INC., as managing agent and as a Bank


                         By: /s/ Alva J. Jones
                             --------------------------------
                          Name:  Alva J. Jones
                          Title: Vice President

                         WACHOVIA BANK, N.A., as co-agent and as a Bank


                         By: /s/ Eliza Racine
                             ------------------------------
                          Name:  Eliza M. Racine
                          Title: Vice President

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                         THE BANK OF NEW YORK


                         By: /s/ Rebecca K. Levine
                             --------------------------------
                          Name:  Rebecca K. Levine
                          Title: Vice President

                         PNC BANK, NATIONAL ASSOCIATION


                         By: /s/ Philip K. Liebscher
                             -----------------------------------
                          Name:  Philip K. Liebscher
                          Title: Vice President

                                      S-12
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                         WELLS FARGO BANK, N.A.


                         By: /s/ Lee Jensen
                             ------------------------------
                          Name:  Lee Jensen
                          Title: Vice President


                         By: /s/ Gretchen Sleeper
                             ------------------------------
                          Name:  Gretchen Sleeper
                          Title: Vice President

                                     S-13
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                         U.S. BANK NATIONAL ASSOCIATION


                         By: /s/ Aaron J. Gordon
                             ------------------------------------
                          Name:  Aaron J. Gordon
                          Title: Vice President

                         ALLFIRST BANK


                         By: /s/ Jennifer G. Erickson
                             -----------------------------
                          Name:  Jennifer G. Erickson
                          Title: Vice President

[This signature page has intentionally been left blank. The Bank formerly listed on this signature page has since assigned its commitments to Wells Fargo Bank, N.A.]

                         BANK OF MONTREAL


                         By: /s/ Kano Modi
                             ------------------------------------
                          Name:  Kano Modi
                          Title: Director

                         BANK ONE CANADA


                         By: /s/ Mark A. Isley
                             ------------------------------------
                          Name:  Mark A. Isley
                          Title: First Vice President

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                         THE TORONTO-DOMINION BANK


                         By: /s/ Alva J. Jones
                             ------------------------------
                          Name:  Alva J. Jones
                          Title: MGR CR Administration

                         BANCA DI ROMA


                         By: /s/ Thomas C. Woodruff
                             --------------------------------
                          Name:  Thomas C. Woodruff
                          Title: Vice President

                                    ANNEX A

                         REVISED SCHEDULE 2.1, PART B


                                 See Attached.

                             B.  Facility B Banks
                                 ----------------



The Facility B Commitments were terminated on October 22, 1999.

                                   Sch. 2.1